Exhibit 99.2

Draft 11/2/2011

Supplemental Schedules
Third Quarter 2011

Draft 11/2/2011

Quarterly Financial Highlights

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2010	2010	2011	2011	2011	2010	2011

Pre-tax Operating Income (Loss) *

Life Marketing	$30,868	$40,169	$26,239	$33,704	$20,321	$107,301	$80,264
Acquisitions	27,866	21,718	32,391	39,429	44,028	89,425	115,848
Annuities	22,704	12,405	13,085	24,375	43,784	41,496	81,244
Stable Value Products	8,339	8,862	9,195	19,142	14,217	30,345	42,554
Asset Protection	5,154	5,060	6,542	5,530	6,019	24,837	18,091
Corporate & Other	405	(9,703)	10,021	3,977	(3,815)	(15,350)	10,183
Total Pre-tax Operating Income	$95,336	$78,511	$97,473	$126,157	$124,554	$278,054	$348,184

Balance Sheet Data

Total GAAP Assets	$45,932,314	$47,562,786	$48,295,466	$50,987,849	$52,023,403
Total Protective Life Corporation’s Shareowners’ Equity	$3,571,392	$3,331,087	$3,417,209	$3,605,238	$4,082,235
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss))**	$2,969,428	$3,037,833	$3,097,855	$3,154,309	$3,197,783

Stock Data

Closing Price	$21.76	$26.64	$26.55	$23.13	$15.63
Average Shares Outstanding
Basic	86,603,569	86,600,622	86,603,228	86,346,216	84,722,232	86,555,761	85,883,669
Diluted	87,701,592	87,781,602	87,820,085	87,653,731	86,004,571	87,640,221	87,152,812

* “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 11/2/2011

Financial Strength Ratings as of September 30, 2011

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft 11/2/2011

GAAP Consolidated Statements of Income

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2010	2010	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$640,265	$677,116	$666,343	$716,586	$696,978	$1,948,278	$2,079,907
Reinsurance Ceded	(334,040)	(388,742)	(331,808)	(364,248)	(326,967)	(1,019,598)	(1,023,023)
Net Premiums and Policy Fees	306,225	288,374	334,535	352,338	370,011	928,680	1,056,884
Net investment income	429,548	419,631	444,213	448,785	462,926	1,264,045	1,355,924
RIGL - Derivatives	(94,034)	98,745	(12,686)	(34,993)	(97,816)	(236,994)	(145,495)
RIGL - All Other Investments	110,787	(72,024)	4,472	58,917	138,230	226,390	201,619

OTTI losses	(12,898)	(3,904)	(16,021)	(15,632)	(6,259)	(71,437)	(37,912)
Portion recognized in OCI (before taxes)	5,283	(1,324)	10,358	6,145	(3,570)	35,155	12,933
Net OTTI losses recognized in earnings	(7,615)	(5,228)	(5,663)	(9,487)	(9,829)	(36,282)	(24,979)
Other income	58,190	61,284	72,209	87,224	75,859	161,134	235,292
Total Revenues	803,101	790,782	837,080	902,784	939,381	2,306,973	2,679,245

BENEFITS & EXPENSES
Benefits and settlement expenses	549,567	507,196	536,369	551,553	592,792	1,582,233	1,680,714
Amortization of deferred policy acquisition costs and value of business acquired	42,386	62,961	74,363	79,688	83,782	146,761	237,833
Other operating expenses	65,213	65,356	82,702	88,268	91,553	192,977	262,523
Interest expense - subsidiaries	6,073	6,244	6,666	7,108	7,168	13,414	20,942
Interest expense - holding company - other debt	23,463	23,494	23,484	23,493	23,482	70,651	70,459
Interest expense - holding company - hybrid securities	9,402	9,401	9,401	9,401	9,401	28,204	28,203
Total Benefits and Expenses	696,104	674,652	732,985	759,511	808,178	2,034,240	2,300,674

INCOME BEFORE INCOME TAX	106,997	116,130	104,095	143,273	131,203	272,733	378,571
Income tax expense	36,626	37,655	36,629	49,909	42,589	91,412	129,127
NET INCOME	70,371	78,475	67,466	93,364	88,614	181,321	249,444
Less: Net Income (loss) attributable to noncontrolling interests	(77)	(168)	(51)	296	—	(277)	245
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$70,448	$78,643	$67,517	$93,068	$88,614	$181,598	$249,199

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.71	$0.62	$0.72	$0.94	$0.98
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.67)	0.87	0.07	(0.24)	(0.92)
RIGL - All Other Investments	0.76	(0.59)	(0.02)	0.36	0.97
Net income available to PLC’s common shareowners-diluted	$0.80	$0.90	$0.77	$1.06	$1.03
Average shares outstanding-diluted	87,701,592	87,781,602	87,820,085	87,653,731	86,004,571
Dividends paid	$0.14	$0.14	$0.14	$0.16	$0.16

PER SHARE DATA FOR YTD
Operating income-diluted *	$2.11	$2.73	$0.72	$1.66	$2.64
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(1.43)	(0.56)	0.07	(0.18)	(1.08)
RIGL - All Other Investments	1.39	0.80	(0.02)	0.35	1.30
Net income available to PLC’s common shareowners-diluted	$2.07	$2.97	$0.77	$1.83	$2.86
Average shares outstanding-diluted	87,640,221	87,675,857	87,820,085	87,736,449	87,152,812
Dividends paid	$0.40	$0.54	$0.14	$0.30	$0.46

* “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 11/2/2011

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2010	2010	2011	2011	2011
ASSETS

Fixed maturities	$24,838,626	$24,676,939	$24,676,049	$26,133,625	$27,855,004
Equity securities	335,151	359,412	352,927	349,738	327,802
Mortgage loans	4,884,102	4,892,829	4,873,678	5,349,851	5,377,977
Investment real estate	24,669	25,340	21,884	23,737	27,495
Policy loans	767,214	793,448	784,320	881,757	880,203
Other long-term investments	256,093	276,337	276,291	297,825	284,550
Long-term investments	31,105,855	31,024,305	30,985,149	33,036,533	34,753,031
Short-term investments	483,698	352,824	406,676	134,698	80,387
Total investments	31,589,553	31,377,129	31,391,825	33,171,231	34,833,418
Cash	151,340	264,425	230,938	419,210	332,487
Accrued investment income	320,668	329,078	343,181	345,906	363,548
Accounts and premiums receivable	65,948	58,580	63,547	68,559	60,008
Reinsurance receivable	5,563,824	5,608,029	5,659,191	5,730,025	5,645,080
Deferred policy acquisition costs and value of business acquired	3,642,484	3,851,743	3,885,016	4,028,452	4,000,099
Goodwill	115,532	114,758	113,983	113,209	112,434
Property and equipment, net	37,722	39,386	42,585	43,142	45,997
Other assets	207,198	169,664	176,778	180,602	201,516
Current/Deferred income tax	2,438	45,582	29,422	39,936	11,142
Assets related to separate accounts
Variable annuity	3,899,308	5,170,193	5,797,956	6,291,158	5,947,391
Variable universal life	336,299	534,219	561,044	556,419	470,283

TOTAL ASSETS	$45,932,314	$47,562,786	$48,295,466	$50,987,849	$52,023,403

Draft 11/2/2011

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2010	2010	2011	2011	2011

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$17,824,414	$18,530,564	$18,727,050	$20,619,144	$20,665,267
Unearned premiums	1,305,092	1,182,828	1,201,591	1,225,066	1,244,457
Stable value product deposits	3,105,822	3,076,233	2,664,139	2,565,235	2,827,862
Annuity deposits	10,451,322	10,591,605	10,781,341	10,899,995	10,975,016
Other policyholders’ funds	577,275	578,037	557,378	589,879	575,056
Reverse repurchase borrowings	—	—	—	—	157,103
Other liabilities	1,115,755	926,201	975,974	964,392	1,196,554
Mortgage loan backed certificates	74,324	61,678	51,540	42,862	32,471
Deferred income taxes	1,113,532	1,022,130	1,054,984	1,171,305	1,415,904
Non-recourse funding obligations	548,000	532,400	496,700	438,300	414,800
Debt	1,485,852	1,501,852	1,484,852	1,494,852	1,495,000
Subordinated debt securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	3,899,308	5,170,193	5,797,956	6,291,158	5,947,391
Variable universal life	336,299	534,219	561,044	556,419	470,283
TOTAL LIABILITIES	42,361,738	44,232,683	44,879,292	47,383,350	47,941,907

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	584,865	586,592	590,783	592,451	594,084
Treasury stock	(26,101)	(26,072)	(25,763)	(50,326)	(83,549)
Retained earnings	2,366,276	2,432,925	2,488,447	2,567,796	2,642,860
Accumulated other comprehensive income (loss)	601,964	293,254	319,354	450,929	884,452
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	3,571,392	3,331,087	3,417,209	3,605,238	4,082,235
Noncontrolling interest	(816)	(984)	(1,035)	(739)	(739)
TOTAL EQUITY	3,570,576	3,330,103	3,416,174	3,604,499	4,081,496
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$45,932,314	$47,562,786	$48,295,466	$50,987,849	$52,023,403

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$41.69	$38.88	$39.87	$42.59	$49.30
Less: Accumulated other comprehensive income (loss)	7.03	3.42	3.72	5.33	10.69
Excluding accumulated other comprehensive income (loss)*	$34.66	$35.46	$36.15	$37.26	$38.61

Total Protective Life Corporation’s Shareowners’ Equity	$3,571,392	$3,331,087	$3,417,209	$3,605,238	$4,082,235
Less: Accumulated other comprehensive income (loss)	601,964	293,254	319,354	450,929	884,452
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,969,428	$3,037,833	$3,097,855	$3,154,309	$3,197,783

Common shares outstanding	85,664,518	85,667,977	85,705,659	84,650,243	82,812,088
Treasury Stock shares	3,112,442	3,108,983	3,071,301	4,126,717	5,964,872

* “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 11/2/2011

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2010	2010	2011	2011	2011	2010	2011

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$70,448	$78,643	$67,517	$93,068	$88,614	$181,598	$249,199

Average shares outstanding-basic	86,603,569	86,600,622	86,603,228	86,346,216	84,722,232	86,555,761	85,883,669
Average shares outstanding-diluted	87,701,592	87,781,602	87,820,085	87,653,731	86,004,571	87,640,221	87,152,812

Net income available to PLC’s common shareowners per share-basic	$0.81	$0.91	$0.78	$1.08	$1.05	$2.10	$2.90
Net income available to PLC’s common shareowners per share-diluted	$0.80	$0.90	$0.77	$1.06	$1.03	$2.07	$2.86

Income from continuing operations	$70,448	$78,643	$67,517	$93,068	$88,614	$181,598	$249,199

EPS (basic)	$0.81	$0.91	$0.78	$1.08	$1.05	$2.10	$2.90
EPS (diluted)	$0.80	$0.90	$0.77	$1.06	$1.03	$2.07	$2.86

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(94,034)	$98,745	$(12,686)	$(34,993)	$(97,816)	$(236,994)	$(145,495)
Derivative activity related to Corporate Debt and Investments	(42)	(42)	—	—		(126)	—
Derivative activity related to Annuities	4,248	19,329	21,483	2,196	(23,435)	44,116	244
RIGL - All Other Investments	103,172	(77,252)	(1,191)	49,430	128,401	190,108	176,640
Related amortization of DAC & VOBA	(1,606)	(2,993)	(933)	187	(501)	(2,148)	(1,247)
	11,738	37,787	6,673	16,820	6,649	(5,044)	30,142
Tax effect	(4,108)	(13,226)	(2,336)	(5,887)	(2,327)	1,765	(10,550)
	$7,630	$24,561	$4,337	$10,933	$4,322	$(3,279)	$19,592

RIGL - Derivatives per share-diluted	$(0.67)	$0.87	$0.07	$(0.24)	$(0.92)	$(1.43)	$(1.08)
RIGL - All Other Investments per share-diluted	$0.76	$(0.59)	$(0.02)	$0.36	$0.97	$1.39	$1.30

OPERATING INCOME PER SHARE *

Net income available to PLC’s common shareowners per share-diluted	$0.80	$0.90	$0.77	$1.06	$1.03	$2.07	$2.86
Less: RIGL - Derivatives per share-diluted	(0.67)	0.87	0.07	(0.24)	(0.92)	(1.43)	(1.08)
Less: RIGL - All Other Investments per share-diluted	0.76	(0.59)	(0.02)	0.36	0.97	1.39	1.30
Operating income per share-diluted	$0.71	$0.62	$0.72	$0.94	$0.98	$2.11	$2.64

NET OPERATING INCOME *

Net income available to PLC’s common shareowners	$70,448	$78,643	$67,517	$93,068	$88,614	$181,598	$249,199
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(58,388)	76,721	5,718	(21,318)	(78,813)	(125,452)	(94,413)
Less: RIGL - All Other Investments net of tax and amortization	66,018	(52,159)	(1,381)	32,251	83,135	122,175	114,005
Net operating income	$62,818	$54,081	$63,180	$82,135	$84,292	$184,875	$229,607

PRE-TAX OPERATING INCOME **

Income before income tax and discontinued operations	$106,997	$116,130	$104,095	$143,273	$131,203	$272,733	$378,571
Less: RIGL - Derivatives	(94,034)	98,745	(12,686)	(34,993)	(97,816)	(236,994)	(145,495)
Less: Derivative activity related to corporate debt, investments & annuities ***	4,206	19,287	21,483	2,196	(23,435)	43,990	244
Less: RIGL - All Other Investments	103,172	(77,252)	(1,191)	49,430	128,401	190,108	176,640
Less: Related amortization of DAC & VOBA	(1,606)	(2,993)	(933)	187	(501)	(2,148)	(1,247)
Less: Minority Interest	(77)	(168)	(51)	296	—	(277)	245
Pre-tax operating income	$95,336	$78,511	$97,473	$126,157	$124,554	$278,054	$348,184

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

*** Includes derivative (gains) / losses

Draft 11/2/2011

Invested Asset Summary

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2010	2010	2011	2011	2011

Total Portfolio

Fixed Maturities	$24,838.6	$24,676.9	$24,676.0	$26,133.6	$27,855.0	80%
Mortgage Loans	4,884.1	4,892.8	4,873.7	5,349.9	5,378.0	15%
Investment Real Estate	24.7	25.4	21.9	23.7	27.5	0%
Equity Securities	335.2	359.4	352.9	349.7	327.8	1%
Policy Loans	767.2	793.5	784.3	881.8	880.2	3%
Short-Term Investments	483.7	352.8	406.7	134.7	80.4	0%
Other Long-Term Investments	256.1	276.3	276.3	297.8	284.5	1%
Total Invested Assets	$31,589.6	$31,377.1	$31,391.8	$33,171.2	$34,833.4	100%

Draft 11/2/2011

Invested Asset Summary - Fixed Income

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2010	2010	2011	2011	2011

Fixed Income

Corporate Bonds	$17,255.7	$17,433.7	$17,669.2	$18,762.9	$19,878.1	71%
Residential Mortgage-Backed Securities	3,363.0	2,979.8	2,697.7	2,838.7	2,892.9	10%
Commercial Mortgage-Backed Securities	312.2	312.6	316.4	457.5	645.3	2%
Other Asset-Backed Securities	877.2	927.1	952.5	905.8	851.8	3%
U.S. Government-related Securities	1,718.5	1,572.1	1,622.3	1,532.0	1,819.9	7%
Other Government-related Securities	362.0	327.8	277.2	253.5	211.6	1%
States, Municipals and Political Subdivisions	950.0	1,123.8	1,140.7	1,383.2	1,555.4	6%
Total Fixed Income Portfolio	$24,838.6	$24,676.9	$24,676.0	$26,133.6	$27,855.0	100%

Fixed Income - Quality

AAA	17.3%	17.0%	16.8%	17.2%	16.3%
AA	4.7%	4.8%	4.9%	5.4%	7.2%
A	17.8%	17.9%	18.3%	21.1%	23.0%
BBB	46.6%	47.8%	47.9%	46.0%	44.4%
Below investment grade	13.6%	12.5%	12.1%	10.3%	9.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior periods restated to be consistent with current quarter presentation.

Draft 11/2/2011

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2010	2010	2011	2011	2011

NAIC Rating
1	50.62%	52.63%	52.50%	55.32%	57.10%
2	41.93%	41.80%	42.31%	40.33%	38.61%
3	4.81%	2.83%	2.79%	2.31%	2.28%
4	1.62%	1.52%	1.18%	1.01%	1.11%
5	0.94%	1.04%	0.72%	0.87%	0.75%
6	0.08%	0.18%	0.50%	0.16%	0.15%

	100.00%	100.00%	100.00%	100.00%	100.00%

BIG (using NAIC 3-6)	7.45%	5.57%	5.19%	4.35%	4.29%

Note:  NAIC Ratings reflect statutory carrying values

Draft 11/2/2011

Invested Asset Summary - Mortgages

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2010	2010	2011	2011	2011

Mortgage Loans - Type

Retail	66.3%	66.2%	66.6%	64.4%	65.4%
Apartments	12.2%	12.2%	11.9%	11.4%	11.0%
Office Buildings	12.9%	12.7%	12.6%	14.1%	13.7%
Warehouses	7.2%	7.0%	6.9%	8.0%	7.7%
Miscellaneous	1.4%	1.9%	2.0%	2.1%	2.2%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$—	$—	$—	$10.3	$6.9
90 Days Past Due	16.5	12.7	12.5	15.7	16.2
Renegotiated Loans	35.7	16.1	16.1	16.1	16.1
Foreclosed Real Estate	3.3	4.8	1.6	1.7	5.5
	$55.5	$33.6	$30.2	$43.8	$44.7 (1)

(1)  Includes $16.1 million of loans being restructured under the terms of a pooling and servicing agreement.

Draft 11/2/2011

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2010	2010	2011	2011	2011

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$14.8	$10.7	$7.9	$3.0	$2.6
AA	1.3	1.0	0.7	—	—
A	—	—	—	—	—
BBB	47.5	46.3	13.2	6.0	—
Below investment grade	69.3	61.4	48.1	20.7	23.8
Total	$132.9	$119.4	$69.9	$29.7	$26.4

Modco Trading Portfolio

Rating
AAA	$898.2	$816.1	$806.8	$803.6	$787.9
AA	182.0	177.4	207.9	226.0	237.2
A	636.7	584.4	557.9	615.6	700.5
BBB	996.3	1,008.9	964.5	990.0	1,004.9
Below investment grade	292.7	269.7	242.4	221.9	241.4
Short-term investments	71.5	114.3	155.4	102.2	67.6
Total	$3,077.4	$2,970.8	$2,934.9	$2,959.3	$3,039.5

Draft 11/2/2011

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of September 30, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$—	$—	$—	$—	$—	$—
AA	0.1	—	—	—	—	0.1
A	3.7	—	—	—	—	3.7
BBB	7.1	—	—	—	—	7.1
Below investment grade	376.9	—	—	—	—	376.9
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$387.8	$—	$—	$—	$—	$387.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$—	$—	$—	$—	$—	$—
AA	—	—	—	—	—	—
A	—	—	—	—	—	—
BBB	0.6	—	—	—	—	0.6
Below investment grade	(50.2)	—	—	—	—	(50.2)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(49.6)	$—	$—	$—	$—	$(49.6)

Draft 11/2/2011

Invested Asset Summary - MBS - Sub-prime

Mortgage-backed Securities Collateralized by Sub-prime Loans as of September 30, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$0.1	$—	$—	$—	$—	$0.1
AA	1.7	—	—	—	—	1.7
A	3.6	—	—	—	—	3.6
BBB	4.7	—	—	—	—	4.7
Below investment grade	31.0	—	—	—	—	31.0
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$41.1	$—	$—	$—	$—	$41.1

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$—	$—	$—	$—	$—	$—
AA	(0.2)	—	—	—	—	(0.2)
A	(0.4)	—	—	—	—	(0.4)
BBB	(0.4)	—	—	—	—	(0.4)
Below investment grade	(27.8)	—	—	—	—	(27.8)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(28.8)	$—	$—	$—	$—	$(28.8)

Draft 11/2/2011

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of September 30, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$764.4	$—	$76.8	$400.4	$278.1	$1,519.7
AA	13.5	—	—	—	10.0	23.5
A	64.2	—	—	—	—	64.2
BBB	29.5	—	—	—	—	29.5
Below investment grade	827.1	—	—	—	—	827.1
Total mortgage-backed securities collateralized by prime loans	$1,698.7	$—	$76.8	$400.4	$288.1	$2,464.0

Includes $1.4 billion of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$54.8	$—	$8.1	$20.5	$19.0	$102.4
AA	0.2	—	—	—	—	0.2
A	0.2	—	—	—	—	0.2
BBB	(0.3)	—	—	—	—	(0.3)
Below investment grade	(30.7)	—	—	—	—	(30.7)
Total mortgage-backed securities collateralized by prime loans	$24.2	$—	$8.1	$20.5	$19.0	$71.8

Draft 11/2/2011

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of September 30, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$159.3	$45.8	$—	$83.1	$174.3	$462.5
AA	9.7	—	—	29.4	23.0	62.1
A	22.4	—	5.9	34.6	57.8	120.7
Total commercial mortgage-backed securities	$191.4	$45.8	$5.9	$147.1	$255.1	$645.3

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$3.1	$1.7	$—	$2.2	$3.0	$10.0
AA	(0.8)	—	—	(1.9)	(1.7)	(4.4)
A	(0.1)	—	0.2	1.9	(1.9)	0.1
Total commercial mortgage-backed securities	$2.2	$1.7	$0.2	$2.2	$(0.6)	$5.7

Draft 11/2/2011

Invested Asset Summary - ABS*

Other Asset-backed Securities* as of September 30, 2011:

(Dollars In Millions)	2007 and
(Unaudited)	Prior	2008	2009	2010	2011	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$708.2	$—	$22.8	$32.1	$12.4	$775.5
AA	22.8	—	—	—	—	22.8
A	3.7	—	—	—	36.7	40.4
BBB	5.1	—	—	—	—	5.1
Below investment grade	8.0	—	—	—	—	8.0
Total other asset-backed securities	$747.8	$—	$22.8	$32.1	$49.1	$851.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(55.1)	$—	$—	$0.1	$0.1	$(54.9)
AA	1.1	—	—	—	—	1.1
A	0.3	—	—	—	1.9	2.2
BBB	—	—	—	—	—	—
Below investment grade	(15.9)	—	—	—	—	(15.9)
Total other asset-backed securities	$(69.6)	$—	$—	$0.1	$2.0	$(67.5)

* Excludes Residential and Commercial mortgage-backed securities

Draft 11/2/2011

Life Marketing Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2010	2010	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$379,745	$414,729	$393,665	$406,566	$383,293	$1,161,035	$1,183,524
Reinsurance Ceded	(190,877)	(244,340)	(198,086)	(219,292)	(191,498)	(595,172)	(608,876)
Net Premiums and Policy Fees	188,868	170,389	195,579	187,274	191,795	565,863	574,648
Net investment income	96,977	105,177	106,627	110,230	112,396	282,884	329,253
Other income	24,141	26,708	28,131	28,923	27,048	68,371	84,102
Total Revenues	309,986	302,274	330,337	326,427	331,239	917,118	988,003

BENEFITS & EXPENSES
Benefits and settlement expenses	260,177	224,000	245,162	236,439	269,996	697,765	751,597
Amortization of deferred policy acquisition costs and value of business acquired	1,172	25,221	35,569	31,989	20,291	66,142	87,849
Other operating expenses	17,769	12,884	23,367	24,295	20,631	45,910	68,293
Total Benefits and Expenses	279,118	262,105	304,098	292,723	310,918	809,817	907,739

INCOME BEFORE INCOME TAX	$30,868	$40,169	$26,239	$33,704	$20,321	$107,301	$80,264

Life Marketing Key Data

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2010	2010	2011	2011	2011	2010	2011

SALES BY PRODUCT
Traditional	$8,291	$3,419	$1,863	$1,305	$516	$46,682	$3,684
Universal life	29,553	39,039	35,945	32,988	25,670	74,129	94,603
Bank-owned life insurance	1,987	3,197	4,661	3,460	1,520	4,901	9,641
Total	$39,831	$45,655	$42,469	$37,753	$27,706	$125,712	$107,928

SALES BY DISTRIBUTION
Brokerage general agents	$24,033	$24,550	$24,520	$21,183	$14,607	$77,038	$60,310
Independent agents	5,369	6,524	4,723	4,507	3,865	18,314	13,095
Stockbrokers/banks	8,425	11,206	8,343	8,427	6,907	25,427	23,677
BOLI/other	2,004	3,375	4,883	3,636	2,327	4,933	10,846
Total	$39,831	$45,655	$42,469	$37,753	$27,706	$125,712	$107,928

Draft 11/2/2011

Annuities Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2010	2010	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$11,086	$13,125	$14,923	$16,709	$17,670	$29,661	$49,302
Reinsurance Ceded	(41)	(20)	(21)	(17)	(16)	(116)	(54)
Net Premiums and Policy Fees	11,045	13,105	14,902	16,692	17,654	29,545	49,248
Net investment income	122,662	124,686	124,356	128,202	127,095	357,578	379,653
RIGL - Derivatives	(4,248)	(19,329)	(21,483)	(2,196)	23,435	(44,116)	(244)
RIGL - All Other Investments	3,610	6,987	999	(2,215)	501	3,188	(715)
Other income	8,060	9,603	11,358	13,119	14,516	20,989	38,993
Total Revenues	141,129	135,052	130,132	153,602	183,201	367,184	466,935

BENEFITS & EXPENSES
Benefits and settlement expenses	98,023	100,657	96,247	99,856	93,438	306,798	289,541
Amortization of deferred policy acquisition costs and value of business acquired	8,616	6,080	7,072	18,161	31,713	(9,262)	56,946
Other operating expenses	8,789	10,528	12,963	13,068	13,901	26,242	39,932
Total Benefits and Expenses	115,428	117,265	116,282	131,085	139,052	323,778	386,419

INCOME BEFORE INCOME TAX	25,701	17,787	13,850	22,517	44,149	43,406	80,516

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(4,248)	(19,329)	(21,483)	(2,196)	23,435	(44,116)	(244)
Add back: Derivative activity related to annuities	(4,248)	(19,329)	(21,483)	(2,196)	23,435	(44,116)	(244)
Less: RIGL - All Other Investments	3,610	6,987	999	(2,215)	501	3,188	(715)
Add back: Amortization related to benefit and settlement expenses	—	—	5	12	174	—	191
Add back: Related amortization of DAC	613	1,605	229	(369)	(38)	1,278	(178)

PRE-TAX OPERATING INCOME	$22,704	$12,405	$13,085	$24,375	$43,784	$41,496	$81,244

Annuities Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2010	2010	2011	2011	2011	2010	2011

SALES
Variable Annuity	$436,350	$515,678	$607,795	$669,021	$573,166	$1,199,075	$1,849,982
Immediate Annuity	20,949	20,801	19,194	14,200	18,160	43,566	51,554
Single Premium Deferred Annuity	194,919	120,135	246,942	212,323	255,715	640,420	714,980
Market Value Adjusted Annuity	24,951	5,045	42,950	18,989	12,671	99,721	74,610
Equity Indexed Annuity	66	100	178	291	79	506	548
Total	$677,235	$661,759	$917,059	$914,824	$859,791	$1,983,288	$2,691,674

PRE-TAX OPERATING INCOME
Variable Annuity	$8,792	$2,487	$60	$12,168	$10,153	$12,740	$22,381
Fixed Annuity	13,912	9,918	13,025	12,207	33,631	28,756	58,863
Total	$22,704	$12,405	$13,085	$24,375	$43,784	$41,496	$81,244

DEPOSIT BALANCE
VA Fixed Annuity	$433,120	$451,918	$493,686	$541,252	$533,211
VA Separate Account Annuity	3,765,148	4,429,084	5,058,135	5,579,541	5,367,490
Sub-total	4,198,268	4,881,002	5,551,821	6,120,793	5,900,701
Fixed Annuity	7,715,622	7,758,905	7,931,246	8,035,741	8,125,616
Total	$11,913,890	$12,639,907	$13,483,067	$14,156,534	$14,026,317

Draft 11/2/2011

Stable Value Products Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2010	2010	2011	2011	2011	2010	2011

REVENUES
Net investment income	$41,100	$38,083	$36,104	$39,376	$35,173	$133,244	$110,653
RIGL - Derivatives	26	427	645	(617)	(485)	(310)	(457)
RIGL - All Other Investments	905	2,113	7,967	7,661	10,471	(5,674)	26,099
Other income	—	—	(1)	1	(1)	—	(1)
Total Revenues	42,031	40,623	44,715	46,421	45,158	127,260	136,294

BENEFITS & EXPENSES
Benefits and settlement expenses	30,442	26,220	22,790	19,381	19,641	97,145	61,812
Amortization of deferred policy acquisition costs and value of business acquired	1,398	2,171	3,547	286	502	3,259	4,335
Other operating expenses	921	830	571	568	812	2,495	1,951
Total Benefits and Expenses	32,761	29,221	26,908	20,235	20,955	102,899	68,098

INCOME BEFORE INCOME TAX	9,270	11,402	17,807	26,186	24,203	24,361	68,196

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	26	427	645	(617)	(485)	(310)	(457)
Less: RIGL-All Other Investments	905	2,113	7,967	7,661	10,471	(5,674)	26,099

PRE-TAX OPERATING INCOME	$8,339	$8,862	$9,195	$19,142	$14,217	$30,345	$42,554

Stable Value Products Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2010	2010	2011	2011	2011	2010	2011

SALES
GIC	$66,477	$58,635	$74,658	$161,137	$230,000	$73,977	$465,795
GFA - Direct Institutional	—	225,000	—	100,000	200,000	400,000	300,000
Total	$66,477	$283,635	$74,658	$261,137	$430,000	$473,977	$765,795

DEPOSIT BALANCE
Quarter End Balance	$3,105,822	$3,076,233	$2,664,139	$2,565,235	$2,827,862
Average Daily Balance	$3,331,250	$3,000,692	$2,750,596	$2,450,620	$2,710,571

OPERATING SPREAD	1.00%	1.18%	1.34%	3.12%	2.10%

ADJUSTED OPERATING SPREAD (1)	0.99%	1.18%	1.31%	1.97%	1.92%

(1) Excludes participating mortgage loan income and bank loan participation fee income

Draft 11/2/2011

Asset Protection Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2010	2010	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$75,601	$73,731	$71,606	$72,333	$70,646	$232,100	$214,585
Reinsurance Ceded	(34,826)	(33,153)	(31,813)	(32,253)	(31,782)	(105,386)	(95,848)
Net Premiums and Policy Fees	40,775	40,578	39,793	40,080	38,864	126,714	118,737
Net investment income	7,065	6,942	6,984	6,788	6,675	21,878	20,447
Other income	19,916	17,650	21,126	22,909	25,750	53,364	69,785
Total Revenues	67,756	65,170	67,903	69,777	71,289	201,956	208,969

BENEFITS & EXPENSES
Benefits and settlement expenses	28,942	25,302	23,866	25,147	26,529	74,534	75,542
Amortization of deferred policy acquisition costs and value of business acquired	12,250	12,175	11,214	10,847	10,143	37,832	32,204
Other operating expenses	21,487	22,801	26,332	27,957	28,598	65,021	82,887
Total Benefits and Expenses	62,679	60,278	61,412	63,951	65,270	177,387	190,633

INCOME BEFORE INCOME TAX	5,077	4,892	6,491	5,826	6,019	24,569	18,336
Less: noncontrolling interests	(77)	(168)	(51)	296	—	(268)	245
OPERATING INCOME	$5,154	$5,060	$6,542	$5,530	$6,019	$24,837	$18,091

Asset Protection Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2010	2010	2011	2011	2011	2010	2011

SALES
Credit insurance	$10,099	$8,735	$8,766	$9,650	$8,970	$27,484	$27,386
Service contracts	71,384	62,710	64,178	79,142	83,109	189,276	226,429
Other products	15,861	13,806	17,244	20,116	18,532	40,683	55,892
Total	$97,344	$85,251	$90,188	$108,908	$110,611	$257,443	$309,707

Draft 11/2/2011

Acquisitions Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2010	2010	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$167,985	$169,754	$180,494	$215,533	$219,970	$507,095	$615,997
Reinsurance Ceded	(108,296)	(111,229)	(101,794)	(112,681)	(103,667)	(318,922)	(318,142)
Net Premiums and Policy Fees	59,689	58,525	78,700	102,852	116,303	188,173	297,855
Net investment income	114,045	112,509	117,938	132,710	140,352	346,194	391,000
RIGL - Derivatives	(85,352)	112,021	7,480	(28,858)	(109,437)	(178,008)	(130,815)
RIGL - All Other Investments	97,784	(87,411)	(5,274)	34,676	124,416	203,455	153,818
Other income	2,011	1,227	1,279	1,391	1,432	4,659	4,102
Total Revenues	188,177	196,871	200,123	242,771	273,066	564,473	715,960

BENEFITS & EXPENSES
Benefits and settlement expenses	125,234	126,171	142,481	164,906	176,850	386,262	484,237
Amortization of deferred policy acquisition costs and value of business acquired	18,551	16,919	16,603	18,053	20,807	47,491	55,463
Other operating expenses	5,087	8,841	7,141	14,735	16,767	16,718	38,643
Total Benefits and Expenses	148,872	151,931	166,225	197,694	214,424	450,471	578,343

INCOME BEFORE INCOME TAX	39,305	44,940	33,898	45,077	58,642	114,002	137,617

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(85,352)	112,021	7,480	(28,858)	(109,437)	(178,008)	(130,815)
Less: RIGL - All Other Investments	97,784	(87,411)	(5,274)	34,676	124,416	203,455	153,818
Add back: Related amortization of deferred policy acquisition costs and value of business acquired	993	1,388	699	170	365	870	1,234

PRE-TAX OPERATING INCOME	$27,866	$21,718	$32,391	$39,429	$44,028	$89,425	$115,848

Draft 11/2/2011

Corporate & Other Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2010	2010	2011	2011	2011	2010	2011

REVENUES
Gross Premiums and Policy Fees	$5,848	$5,777	$5,655	$5,445	$5,399	$18,387	$16,499
Reinsurance Ceded	—	—	(94)	(5)	(4)	(2)	(103)
Net Premiums and Policy Fees	5,848	5,777	5,561	5,440	5,395	18,385	16,396
Net investment income	47,699	32,234	52,204	31,479	41,235	122,267	124,918
RIGL - Derivatives	(4,460)	5,626	672	(3,322)	(11,329)	(14,560)	(13,979)
RIGL - All Other Investments	873	1,059	(4,883)	9,308	(6,987)	(10,861)	(2,562)
Other income	4,062	6,096	10,316	20,881	7,114	13,751	38,311
Total Revenues	54,022	50,792	63,870	63,786	35,428	128,982	163,084

BENEFITS & EXPENSES
Benefits and settlement expenses	6,749	4,846	5,823	5,824	6,338	19,729	17,985
Amortization of deferred policy acquisition costs and value of business acquired	399	395	358	352	326	1,299	1,036
Other operating expenses	50,098	48,611	51,879	47,647	50,895	148,860	150,421
Total Benefits and Expenses	57,246	53,852	58,060	53,823	57,559	169,888	169,442

INCOME (LOSS) BEFORE INCOME TAX	(3,224)	(3,060)	5,810	9,963	(22,131)	(40,906)	(6,358)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(4,460)	5,626	672	(3,322)	(11,329)	(14,560)	(13,979)
Less: RIGL-All Other Investments	873	1,059	(4,883)	9,308	(6,987)	(10,861)	(2,562)
Add back: Derivative activity related to corporate debt and investments	42	42	—	—	—	126	—
Less: noncontrolling interests	—	—	—	—	—	(9)	—

PRE-TAX OPERATING INCOME (LOSS)	$405	$(9,703)	$10,021	$3,977	$(3,815)	$(15,350)	$10,183

Draft 11/2/2011

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax excluding net realized investment gains (losses) (net of the related amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) and participating income from real estate ventures), and the cumulative effect of any change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses), but are considered part of consolidated and segment operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income. Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 11/2/2011

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	3RD QTR	3RD QTR	9 MOS
(Unaudited)	2010	2011	2010	2011

Life Marketing	$30,868	$20,321	$107,301	$80,264
Acquisitions	27,866	44,028	89,425	115,848
Annuities	22,704	43,784	41,496	81,244
Stable Value Products	8,339	14,217	30,345	42,554
Asset Protection	5,154	6,019	24,837	18,091
Corporate & Other	405	(3,815)	(15,350)	10,183

Total Pre-tax operating income	95,336	124,554	278,054	348,184

Realized Investment Gains (Losses) - Investments	101,566	127,900	187,960	175,393
Realized Investment Gains (Losses) - Derivatives	(89,828)	(121,251)	(193,004)	(145,251)
Income Tax Expense	(36,626)	(42,589)	(91,412)	(129,127)

Net income available to PLC’s common shareowners	$70,448	$88,614	$181,598	$249,199

Draft 11/2/2011

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2010	2010	2011	2011	2011	2010	2011

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.71	$0.62	$0.72	$0.94	$0.98	$2.11	$2.64
RIGL - Derivatives per share-diluted	(0.67)	0.87	0.07	(0.24)	(0.92)	(1.43)	(1.08)
RIGL - All Other Investments-diluted	0.76	(0.59)	(0.02)	0.36	0.97	1.39	1.30
Net income available to PLC’s common shareowners per share-diluted	$0.80	$0.90	$0.77	$1.06	$1.03	$2.07	$2.86

Draft 11/2/2011

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2010	2010	2011	2011	2011

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$41.69	$38.88	$39.87	$42.59	$49.30
Less: Accumulated other comprehensive income (loss)	7.03	3.42	3.72	5.33	10.69
Excluding accumulated other comprehensive income (loss)	$34.66	$35.46	$36.15	$37.26	$38.61

Draft 11/2/2011

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended September 30, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2010	3/31/2011	6/30/2011	9/30/2011	9/30/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$78,643	$67,517	$93,068	$88,614	$327,842
Less:
Realized investment gains (losses), net of income tax
Investments	(50,214)	(774)	32,129	83,461	64,602
Derivatives	76,748	5,718	(21,318)	(78,813)	(17,665)
Related amortization of DAC and VOBA, net of income tax	(1,945)	(607)	122	(326)	(2,756)
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	27	—	—	—	27
Operating Income	$54,081	$63,180	$82,135	$84,292	$283,688

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2010	$3,571,392	$601,964	$2,969,428
December 31, 2010	3,331,087	293,254	3,037,833
March 31, 2011	3,417,209	319,354	3,097,855
June 30, 2011	3,605,238	450,929	3,154,309
September 30, 2011	4,082,235	884,452	3,197,783
Total			$15,457,208

Average			$3,091,442

Operating Income Return on Average Equity			9.2%

Draft 11/2/2011

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended September 30, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2009	3/31/2010	6/30/2010	9/30/2010	9/30/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$131,011	$69,779	$41,371	$70,448	$312,609
Less:
Realized investment gains (losses), net of income tax
Investments	(6,251)	23,420	33,089	67,062	117,320
Derivatives	2,692	(21,204)	(45,806)	(58,361)	(122,679)
Related amortization of DAC and VOBA, net of income tax	2,313	(140)	(212)	(1,044)	917
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	—	27	27	27	81
Operating Income	$132,257	$67,730	$54,327	$62,818	$317,132

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2009	$2,302,799	$(375,472)	$2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
Total			$14,232,547

Average			$2,846,509

Operating Income Return on Average Equity			11.1%

Draft 11/2/2011

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended September 30, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2010	3/31/2011	6/30/2011	9/30/2011	9/30/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$78,643	$67,517	$93,068	$88,614	$327,842

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2010	$3,571,392	$601,964	$2,969,428
December 31, 2010	3,331,087	293,254	3,037,833
March 31, 2011	3,417,209	319,354	3,097,855
June 30, 2011	3,605,238	450,929	3,154,309
September 30, 2011	4,082,235	884,452	3,197,783
Total			$15,457,208

Average			$3,091,442

Net income available to PLC’s common shareowners Return on Average Equity			10.6%

Draft 11/2/2011

Calculation of Net Income available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended September 30, 2010

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2009	3/31/2010	6/30/2010	9/30/2010	9/30/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$131,011	$69,779	$41,371	$70,448	$312,609

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2009	$2,302,799	$(375,472)	$2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
Total			$14,232,547

Average			$2,846,509

Net income available to PLC’s common shareowners Return on Average Equity			11.0%